UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 24, 2003

AstroPower, Inc

(Exact name of registrant as specified in its charter)

Delaware	000-23657	51-0315860
(State or other jurisdictions of incorporation)	(Commission file number)	(IRS Employer Identification No.).

300 Executive Drive Newark, Delaware 19702-3316

(Address of principal executive offices)

Registrant’s telephone number, including area code:      302-366-0400

ITEM 5.    OTHER EVENTS

On July 24, 2003, registrant issued a News Release announcing Nasdaq Delisting.

On July 25, 2003, registrant issued a News Release announcing that it had engaged Bridge Associates, LLC to provide interim management and operational and financial consulting services.

A copy of each News Release is filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

Exhibit 1.    News Release dated July 24, 2003.

Exhibit 2.    News Release dated July 25, 2003.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2003	By:
/s/ Carl H. Young III
Carl H. Young III Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
1	News Release of AstroPower, Inc, dated July 24, 2003
2	News Release of AstroPower, Inc dated July 25, 2003